K&L GATES LLP 1601 K STREET, N.W. WASHINGTON, DC 20006 T +1 202 778 9000 F +1 202 778 9100 klgates.com

August 24, 2018

VIA EDGAR	Mark C. Amorosi D 202.778.9351 F 202.778.9100 Mark.amorosi@kolgates.com

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	EQ Advisors Trust (File No. 811-07953) and AXA Premier VIP Trust (File No. 811-10509) – Preliminary Joint Proxy Statement on Schedule 14A

Dear Sir or Madam:

On behalf of EQ Advisors Trust (the “EQ Trust”) and AXA Premier VIP Trust (the “VIP Trust”) (each, a “Trust” and together, the “Trusts”), transmitted herewith for filing pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, is a preliminary joint proxy statement (the “Joint Proxy Statement”) to be used in connection with a joint special meeting of the shareholders of the series (each, a “Portfolio” and together, the “Portfolios”) of the Trusts anticipated to be held on or about October 25, 2018 (the “Meeting”). The Joint Proxy Statement consists of a Letter to Contractholders, a Notice of Joint Special Meeting of Shareholders, Contractholder Voting Instructions, and the Joint Proxy Statement relating to the Meeting.

Following is only a brief summary of the matters to be considered at the Meeting. The Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement concerning the Meeting describe in more detail the matters to be considered at the Meeting.

Shareholders of the Portfolios will be asked to approve new investment advisory agreements between AXA Equitable Funds Management Group, LLC (“FMG LLC”), the Portfolios’ investment adviser, and the relevant Trust. Shareholders of the Portfolios for which AllianceBernstein L.P. (“AllianceBernstein”), AXA Investment Managers, Inc. (“AXA IM”), or AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) currently serves as a sub-adviser also will be asked to approve new investment sub-advisory agreements between FMG LLC and AllianceBernstein, AXA IM, or AXA Rosenberg, as applicable. AllianceBernstein, AXA IM, and AXA Rosenberg are affiliates of FMG LLC. These new investment advisory and investment sub-advisory agreements are presented in response to anticipated changes to the indirect ownership of FMG LLC and certain of its affiliated investment advisers. FMG LLC does not expect the change in its ownership to result in any changes to the investment management fees paid by the Portfolios, the portfolio management of the Portfolios, or the nature and quality of the services provided by FMG LLC or its affiliates to the Portfolios.

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Shareholders of certain Portfolios for which SSgA Funds Management, Inc. (“SSgA”) currently serves as a sub-adviser also will be asked to approve a new investment sub-advisory agreement between FMG LLC and AllianceBernstein. If the shareholders of such a Portfolio approve the new investment sub-advisory agreement, AllianceBernstein would replace SSgA as sub-adviser to the Portfolio, and AllianceBernstein, rather than SSgA, would provide the day-to-day implementation of an investment program for all, or a portion, of the assets of the Portfolio, as well as certain related administrative functions. The appointment of AllianceBernstein as sub-adviser to such Portfolios will not result in any changes to the investment management fees paid by the Portfolios and is not expected to result in any changes to the investment programs of the Portfolios.

Shareholders of each Trust also will be asked to elect each of the ten current members of the Board of Trustees of each Trust, as well as two new trustee nominees to serve on the Board of Trustees of each Trust.

If you have any questions or comments concerning the foregoing, please do not hesitate to contact me at (202) 778-9351.

Sincerely,

/s/ Mark C. Amorosi

Mark C. Amorosi

Enclosures

cc:	William MacGregor, Esq.
Patricia Louie, Esq.
Kiesha Astwood-Smith, Esq.
AXA Equitable Funds Management Group LLC

Fatima Sulaiman, Esq.
K&L Gates LLP